                                                                   EXHIBIT 10.12





                          REGISTRATION RIGHTS AGREEMENT


                                      among


                            SRA INTERNATIONAL, INC.,


                       GENERAL ATLANTIC PARTNERS 75 L.P.,


                       GAP COINVESTMENT PARTNERS II, L.P.,


                                  GAPSTAR, LLC


                                       and


                               GAPCO GMBH & CO. KG









--------------------------------------------------------------------------------
                              Dated: April 23, 2002
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                                      Page

1.       Definitions.....................................................................................1

2.       General; Securities Subject to this Agreement...................................................5
         (a)      Grant of Rights........................................................................5
         (b)      Registrable Securities.................................................................5

3.       Demand Registration.............................................................................5
         (a)      Request for Demand Registration........................................................5
         (b)      Incidental or "Piggy-Back" Rights with Respect to a Demand Registration................6
         (c)      Effective Demand Registration..........................................................7
         (d)      Expenses...............................................................................7
         (e)      Underwriting Procedures................................................................7
         (f)      Selection of Underwriters..............................................................8

4.       Incidental or "Piggy-Back" Registration.........................................................8
         (a)      Request for Incidental Registration....................................................8
         (b)      Expenses...............................................................................9

5.       Form S-3 Registration...........................................................................9
         (a)      Request for a Form S-3 Registration....................................................9
         (b)      Form S-3 Underwriting Procedures.......................................................9
         (c)      Limitations on Form S-3 Registrations.................................................10
         (d)      Expenses..............................................................................11
         (e)      No Demand Registration................................................................11

6.       Restrictions on Public Sale by Designated Holders..............................................11

7.       Registration Procedures........................................................................11
         (a)      Obligations of the Company............................................................11
         (b)      Seller Information....................................................................14
         (c)      Notice to Discontinue.................................................................14
         (d)      Registration Expenses.................................................................15

8.       Indemnification; Contribution..................................................................15
         (a)      Indemnification by the Company........................................................15
         (b)      Indemnification by Designated Holders.................................................16
         (c)      Conduct of Indemnification Proceedings................................................16
         (d)      Contribution..........................................................................17

9.       Rule 144.......................................................................................18

10.      Miscellaneous..................................................................................18

                                                                                                       Page
                                                                                                       ----
         (a)      Recapitalizations, Exchanges, etc. ...................................................18
         (b)      No Inconsistent Agreements............................................................18
         (c)      Remedies..............................................................................18
         (d)      Amendments and Waivers................................................................19
         (e)      Notices...............................................................................19
         (f)      Successors and Assigns; Third Party Beneficiaries.....................................21
         (g)      Counterparts..........................................................................21
         (h)      Headings..............................................................................21
         (i)      GOVERNING LAW.........................................................................21
         (j)      Severability..........................................................................21
         (k)      Rules of Construction.................................................................21
         (l)      Entire Agreement.  ...................................................................21
         (m)      Further Assurances....................................................................22
         (n)      Other Agreements......................................................................22

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated April 23, 2002 (this "Agreement"), among SRA International, Inc., a Delaware corporation (the
 ---------
"Company"), General Atlantic Partners 75, L.P., a Delaware limited partnership
 -------
("GAP LP"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership
  ------
("GAP Coinvestment"), GapStar, LLC, a Delaware limited liability company
  ----------------
("GapStar"), and GAPCO GmbH & Co. KG, a German limited partnership ("GAPCO KG"
  -------                                                            --------
and together with GAP LP, GAP Coinvestment and GapStar, the "Purchasers").
                                                             ----------

                  WHEREAS, pursuant to the Stock Purchase Agreement, dated April 22, 2002 (the "Stock Purchase Agreement"), among the Company, GAP LP, GAP
                     ------------------------
Coinvestment, GapStar, GAPCO KG and the Stockholders listed on Schedule I thereto (the "Selling Stockholders"), (i) the Company has agreed to issue and
              --------------------
sell to the Purchasers an aggregate of 910,092 shares of Common Stock (as hereinafter defined) and (ii) the Selling Stockholders have agreed to sell to the Purchasers an aggregate of 2,689,908 shares of Common Stock (all of the shares of Common Stock purchased by the Purchasers pursuant to the Stock Purchase Agreement, the "Purchased Shares"); and
                         ----------------

                  WHEREAS, in order to induce each of the Purchasers to purchase its shares of Common Stock, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1.    Definitions.  As used in this Agreement, and unless the
                        -----------
context requires a different meaning, the following terms have the meanings indicated:

                  "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Agreement" means this Agreement as the same may be amended,
                   ---------
supplemented or modified in accordance with the terms hereof.

                  "Approved Underwriter" has the meaning set forth in Section
                   --------------------
3(f) of this Agreement.

                  "Board of Directors" means the Board of Directors of the
                   ------------------
Company.

                  "Business Day" means any day other than a Saturday, Sunday or
                   ------------
other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "Closing Price" means, with respect to the Registrable
                   -------------
Securities, as of the date of determination, (a) if the Registrable Securities are listed on a national securities exchange, the closing price per share of a Registrable Security on such date published in The Wall Street Journal (National
                                               ---------------------------------
Edition) or, if no such closing price on such date is published in The Wall
-------                                                            --------
Street Journal (National Edition), the average of the closing bid and asked
--------------------------------
prices on such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading; or (b) if the Registrable Securities are not then listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD, the last trading price per share of a Registrable Security on such date; or (c) if there shall have been no trading on such date or if the Registrable Securities are not designated as national market system securities by the NASD, the average of the reported closing bid and asked prices of the Registrable Securities on such date as shown by The Nasdaq Stock Market, Inc. (or its successor) and reported by any member firm of The New York Stock Exchange, Inc. selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors or, if such determination is not satisfactory to the Designated Holder for whom such determination is being made, by a nationally recognized investment banking firm selected by the Company and such Designated Holder, the expenses for which shall be borne equally by the Company and such Designated Holder. If trading is conducted on a continuous basis on any exchange, then the closing price shall be at 4:00 P.M. New York City time.

                  "Commission" means the Securities and Exchange Commission or
                   ----------
any similar agency then having jurisdiction to enforce the Securities Act.

                  "Common Stock" means the Class A Common Stock, par value
                   ------------
$0.004 per share, of the Company and any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

                  "Company" has the meaning set forth in the preamble to this
                   -------
Agreement.

                  "Company Underwriter" has the meaning set forth in Section
                   -------------------
4(a) of this Agreement.

                  "Demand Registration" has the meaning set forth in Section
                   -------------------
3(a) of this Agreement.

                  "Designated Holder" means each of the General Atlantic
                   -----------------
Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with Section 10(f) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended, and the rules and regulations of the Commission thereunder.

                  "GAP Coinvestment" has the meaning set forth in the preamble
                   ----------------
to this Agreement.

                  "GAP LLC" means General Atlantic Partners, LLC, a Delaware
                   -------
limited liability company and the general partner of GAP LP and the managing member of GapStar, and any successor to such entity.

                  "GAP LP" has the meaning set forth in the preamble to this
                   ------
Agreement.

                  "GAPCO KG" has the meaning set forth in the preamble to this
                   --------
Agreement.

                  "GapStar" has the meaning set forth in the preamble to this
                   -------
Agreement.

                  "General Atlantic Designee" has the meaning set forth in the
                   -------------------------
Stockholders Agreement.

                  "General Atlantic Stockholders" means GAP LP, GAP
                   -----------------------------
Coinvestment, GapStar, GAPCO KG, any Subsequent General Atlantic Purchaser and any Affiliate thereof to whom Registrable Securities are transferred in accordance with Section 10(f) of this Agreement.

                  "Holders' Counsel" has the meaning set forth in Section
                   ----------------
7(a)(i) of this Agreement.

                  "Incidental Registration" has the meaning set forth in Section
                   -----------------------
4(a) of this Agreement.

                  "Indemnified Party" has the meaning set forth in Section 8(c)
                   -----------------
of this Agreement.

                  "Indemnifying Party" has the meaning set forth in Section 8(c)
                   ------------------
of this Agreement.

                  "Initial Public Offering" means the initial public offering of
                   -----------------------
the shares of Common Stock of the Company pursuant to an effective Registration Statement filed under the Securities Act.

                  "Initiating Holders" has the meaning set forth in Section 3(a)
                   ------------------
of this Agreement.

                  "Inspector" has the meaning set forth in Section 7(a)(vii) of
                   ---------
this Agreement.

                  "IPO Effectiveness Date" means the date the Company
                   ----------------------
consummates its Initial Public Offering.

                  "Liability" has the meaning set forth in Section 8(a) of this
                   ---------
Agreement.

                  "Major Stockholders" has the meaning set forth in the
                   ------------------
Stockholders Agreement.

                  "Market Price" means, on any date of determination, the
                   ------------
average of the daily Closing Price of the Registrable Securities for the immediately preceding thirty (30) days on which the national securities exchanges are open for trading.

                  "NASD" means the National Association of Securities Dealers,
                   ----
Inc.

                  "Person" means any individual, firm, corporation, partnership,
                   ------
limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Purchased Shares" has the meaning set forth in the recitals
                   ----------------
to this Agreement.

                  "Records" has the meaning set forth in Section 7(a)(vii) of
                   -------
this Agreement.

                  "Registrable Securities" means each of the following: (a) any
                   ----------------------
and all Purchased Shares, (b) any shares of Common Stock acquired or owned by any of the Designated Holders after the date hereof if such Designated Holder is an Affiliate of the Company and (c) any shares of Common Stock issued or issuable to any of the Designated Holders with respect to the foregoing by way of stock dividend, stock split, recapitalization or other similar event thereof.

                  "Registration Expenses" has the meaning set forth in Section
                   ---------------------
7(d) of this Agreement.

                  "Registration Statement" means a Registration Statement filed
                   ----------------------
pursuant to the Securities Act.

                  "S-3 Initiating Holders" has the meaning set forth in Section
                   ----------------------
5(a) of the Agreement.

                  "S-3 Registration" has the meaning set forth in Section 5(a)
                   ----------------
of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended,
                   --------------
and the rules and regulations of the Commission promulgated thereunder.

                  "Selling Stockholders" has the meaning set forth in the
                   --------------------
recitals to this Agreement.

                  "Stock Equivalent" means any security or obligation which is
                   ----------------
convertible, exchangeable or exercisable into or for shares of Common Stock or capital stock of the

Company, and any option, warrant or other subscription or purchase right with respect to any of the foregoing.

                  "Stockholders Agreement" means the Stockholders Agreement,
                   ----------------------
dated the date hereof, among the Purchasers, the Company and the Persons listed on Schedule I thereto.

                  "Stock Purchase Agreement" has the meaning set forth in the
                   ------------------------
recitals to this Agreement.

                  "Subsequent General Atlantic Purchaser" means any Affiliate of
                   -------------------------------------
GAP LLC that, after the date hereof, acquires shares of Common Stock, other shares of capital stock of the Company, or any Stock Equivalent.

                  "Valid Business Reason" has the meaning set forth in Section
                   ---------------------
3(a) of this Agreement.

                  2.    General; Securities Subject to this Agreement.
                        ---------------------------------------------

                        (a)   Grant of Rights.  The Company hereby grants
                              ---------------
registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.

                        (b)   Registrable Securities.  For the purposes of this
                              ----------------------
Agreement, Registrable Securities owned by a Designated Holder will cease to be Registrable Securities upon the earliest of (i) the date a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the date the entire amount of the Registrable Securities owned by such Designated Holder may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such Designated Holder, each in their reasonable judgment, without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iii) the date the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                  3.    Demand Registration.
                        -------------------

                        (a)   Request for Demand Registration.  Subject to the
                              -------------------------------
proviso at the end of this sentence, at any time commencing on the later of (i) the IPO Effectiveness Date and (ii) the second anniversary of the date of this Agreement, the General Atlantic Stockholders, acting through GAP LP or its written designee, the identity of which shall be certified to the Company in writing by the General Atlantic Stockholders (the "Initiating Holders"), may
                                                   ------------------
make a written request to the Company to register, and the Company shall register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor thereto) (a "Demand
                                                           ------
Registration"), the number of Registrable Securities held by such Initiating
------------
Holders stated in such request;

provided, however, that the Company shall not be obligated to effect (i) any
--------  -------
such Demand Registration if the Company is eligible to use Form S-3 (or any successor form thereto) and the Initiating Holders are permitted to initiate an S-3 Registration pursuant to Section 5(a) and (ii) more than one such Demand Registration for the Initiating Holders unless less than seventy-five percent (75%) of the Initiating Holders' requested securities were included in the previous Demand Registration, in which case the Initiating Holders shall have the right to require the Company to effect one additional Demand Registration. Notwithstanding the foregoing, the Company shall not be required to effect more than two Demand Registrations in total. If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a "Valid Business Reason"), the Company may
                                      ---------------------
(x) postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days, and (y) in case a Registration Statement has been filed relating to a Demand Registration, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement. The Company shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing under this Section 3(a) more than once in any twelve (12) month period. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

                        (b)   Incidental or "Piggy-Back" Rights with Respect to
                              -------------------------------------------------
a Demand Registration. Each of the Designated Holders (other than Initiating
---------------------
Holders which have requested a registration under Section 3(a)) may offer its or his Registrable Securities under any Demand Registration pursuant to this
Section 3(b). Within five (5) days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) and (ii) subject to
Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) days after the Company gives notice to such Designated Holders, such written notice referred to in clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered. The failure of any Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this
Section 3 with respect to such Demand Registration. Any Designated Holder may waive its rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holders. If a Designated Holder sends the Company a written request for inclusion of part or all of such Designated Holder's Registrable Securities in a registration, such Designated Holder shall not be entitled to withdraw or revoke such request without the prior written consent of the Company in its sole discretion unless, as a result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions, such Designated Holder reasonably determines that participation in such registration would have a material adverse effect on such Designated Holder.

                        (c)   Effective Demand Registration.  The Company shall
                              -----------------------------
use its reasonable best efforts to cause any such Demand Registration to become and remain effective not later than ninety (90) days after it receives a request under Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 120 days; provided,
                                                                  --------
however, that a registration shall not constitute a Demand Registration if (x)
-------
after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holder.

                        (d)   Expenses. The Company shall pay all Registration
                              --------
Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective, provided, however, that if an Initiating Holder
                                --------  -------
requests a Demand Registration and subsequently withdraws its request, then such Initiating Holder shall either pay all Registration Expenses incurred in connection with such Demand Registration or forfeit a Demand Registration, unless the withdrawal of such request is the result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions which such Initiating Holder reasonably determines would have a material adverse effect on the offering of its Registrable Securities.

                        (e)   Underwriting Procedures. If the Initiating Holders
                              -----------------------
holding a majority of the Registrable Securities held by all of the Initiating Holders so elect, the Company shall use its reasonable best efforts to cause such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to
Section 3(b) hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that the Approved Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration, first as to the Company, second as to the Designated Holders
                   -----                    ------
(who are not Initiating Holders and who requested to participate in such registration pursuant to Section 3(b) hereof) as a group, if any, and third as
                                                                      -----
to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities owned by each such Designated Holder or Initiating Holder, as the case may be.

                        (f)   Selection of Underwriters.  If any Demand
                              -------------------------
Registration or S-3 Registration, as the case may be, of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, however, that the Approved Underwriter shall, in any case, also be approved by the Initiating Holders or S-3 Initiating Holders holding a majority of the Registrable Securities held by all the Initiating Holders or S-3 Initiating Holders hereunder, as the case may be, such approval not to be unreasonably withheld.

                  4.    Incidental or "Piggy-Back" Registration.
                        ---------------------------------------

                        (a)   Request for Incidental Registration.  At any time
                              -----------------------------------
commencing on the later of (i) the IPO Effectiveness Date and (ii) October 23, 2003, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any stockholder of the Company other than the Designated Holders, then the Company shall give written notice of such proposed filing to each of the Designated Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request (an "Incidental Registration"). The Company shall use its reasonable
                 -----------------------
best efforts (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "Company Underwriter") to permit
                                               -------------------
each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter, and then only in such quantity as the Company Underwriter believes will not jeopardize the success of the offering by the Company. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include Registrable Securities in such Incidental Registration only to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, in the following order of priority: first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder; and third, any other securities requested to be included in such offering.

                        (b)   Expenses. The Company shall bear all Registration
                              --------
Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

                  5.    Form S-3 Registration.
                        ---------------------

                        (a)   Request for a Form S-3 Registration. At any time
                              -----------------------------------
commencing on the later of (i) the IPO Effectiveness Date and (ii) the second anniversary of the date of this Agreement (if the Company is eligible for use of Form S-3 (or any successor form thereto) under the Securities Act in connection with a public offering of its securities), in the event that the Company shall receive from one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designee (the "S-3 Initiating Holders"), a
                                              ----------------------
written request that the Company register, under the Securities Act on Form S-3 (or any successor form then in effect) (an "S-3 Registration"), all or a portion
                                            ----------------
of the Registrable Securities owned by such S-3 Initiating Holders, the Company shall give written notice of such request to all of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) at least ten (10) days before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within ten (10) days after their receipt from the Company of the written notice of such registration. With respect to each S-3 Registration, the Company shall, subject to Section 5(b), (i) include in such offering the Registrable Securities of the S-3 Initiating Holders and (ii) use its reasonable best efforts to (x) cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable, but in any event not later than forty-five (45) days after it receives a request therefor and (y) include in such offering the Registrable Securities of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this
Section 5(a)) who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein.

                        (b)   Form S-3 Underwriting Procedures. If the S-3
                              --------------------------------
Initiating Holders holding a majority of the Registrable Securities held by all of the S-3 Initiating Holders so elect, the Company shall use its reasonable best efforts to cause such S-3 Registration pursuant to this Section 5 to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f).

In connection with any S-3 Registration under Section 5(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, the Approved Underwriter and the S-3 Initiating Holders, and then only in such quantity as such underwriter believes will not jeopardize the success of such offering by the S-3 Initiating Holders. If the Approved Underwriter believes that the registration of all or part of the Registrable Securities which the S-3 Initiating Holders and the other Designated Holders have requested to be included would materially adversely affect the success of such public offering, then the Company shall be required to include in the underwritten offering, to the extent of the amount that the Approved Underwriter believes may be sold without causing such adverse effect, first, all of the
                                                          -----
Registrable Securities to be offered for the account of the S-3 Initiating Holders, pro rata based on the number of Registrable Securities owned by such S-3 Initiating Holders; second, the Registrable Securities to be offered for the
                        ------
account of the other Designated Holders who requested inclusion of their Registrable Securities pursuant to Section 5(a), pro rata based on the number of Registrable Securities owned by such Designated Holders; and third, any other
                                                             -----
securities requested to be included in such offering.

                        (c)   Limitations on Form S-3 Registrations.  If the
                              -------------------------------------
Board of Directors has a ValidBusiness Reason, the Company may (x) postpone filing a Registration Statement relating to a S-3 Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days, and (y) in case a Registration Statement has been filed relating to a S-3 Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement. The Company shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing due to a Valid Business Reason more than once in any twelve
(12) month period. In addition, the Company shall not be required to effect (i) more than three (3) S-3 Registrations in the aggregate or (ii) any registration pursuant to Section 5(a), (w) within ninety (90) days after the effective date of any other Registration Statement of the Company, (x) if within the twelve
(12) month period preceding the date of such request, the Company has effected one (1) registration on Form S-3 pursuant to Section 5(a), (y) if Form S-3 is not available for such offering by the S-3 Initiating Holders or (z) if the S-3 Initiating Holders, together with the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under Section 5(a)) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of less than $10,000,000.

                        (d)   Expenses. The Company shall bear all Registration
                              --------
Expenses in connection with any S-3 Registration pursuant to this Section 5, whether or not such S-3 Registration become effective; provided, however, that if an S-3 Initiating Holder requests an S-3 Registration and subsequently withdraws its request, then such S-3 Initiating Holder shall either pay all Registration Expenses incurred in connection with such S-3 Registration or forfeit a S-3 Registration, unless the withdrawal of such request is the result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions which such S-3 Initiating Holder reasonably determines would have a material adverse effect on the offering of its Registrable Securities.

                        (e)   No Demand Registration.  No registration requested
                              ----------------------
by any S-3 Initiating Holder pursuant to this Section 5 shall be deemed a Demand Registration pursuant to Section 3.

                  6.    Restrictions on Public Sale by Designated Holders. To
                        -------------------------------------------------
the extent (i) requested (A) by the Company on the one hand or the Initiating Holders or S-3 Initiating Holders, on the other hand, in the case of a non-underwritten public offering and (B) by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering and (ii) all of the Company's executive officers, directors and Major Stockholders execute agreements identical to those referred to in this Section 6, each Designated Holder agrees (x) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, or offer to sell, contract to sell (including without limitation any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale any Registrable Securities and (y) not to make any request for a Demand Registration under this Agreement, during the ninety (90) day period or such shorter period, if any, mutually agreed upon by such Designated Holder and the requesting party beginning on the effective date of the Registration Statement (except as part of such registration) for such public offering. No Designated Holder of Registrable Securities subject to this Section 6(a) shall be released from any obligation under any agreement, arrangement or understanding entered into pursuant to this Section 6(a) unless all other Designated Holders of Registrable Securities subject to the same obligation are also released.

                  7.    Registration Procedures.
                        -----------------------

                        (a)   Obligations of the Company.  Whenever registration
                              --------------------------
of Registrable Securities has been requested pursuant to Section 3, Section 4 or
Section 5 of this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                              (i)   prepare and file with the Commission a
Registration Statement on any form for which the Company then qualifies or which counsel for the

Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus
--------  -------
or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders Counsel") and any
                                                   ---------------
other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all action required to prevent the entry of such stop order or to remove it if entered;

                              (ii)  prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 120 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                              (iii) furnish to each seller of Registrable
Securities such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                              (iv)  register or qualify such Registrable
Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the
                                                 --------  -------
Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 7(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                              (v)  notify each seller of Registrable Securities
at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                              (vi)  enter into and perform customary agreements
(including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3,
Section 4 or Section 5, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in "road shows" and other information meetings organized by the Approved Underwriter or Company Underwriter;

                              (vii)  make available at reasonable times for
inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other
 ---------                         ----------
records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to
                                 -------
enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                              (viii) if such sale is pursuant to an underwritten
offering, obtain a "cold comfort" letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably requests;

                              (ix)   furnish, at the request of any seller of
Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

                              (x)    comply with all applicable rules and
regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                              (xi)   cause all such Registrable Securities to be
listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are
                         --------
satisfied;

                              (xii)  keep Holders' Counsel advised in writing as
to the initiation and progress of any registration under Section 3, Section 4 or
Section 5 hereunder;

                              (xiii) cooperate with each seller of Registrable
Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                              (xiv)  take all other steps reasonably necessary
to effect the registration of the Registrable Securities contemplated hereby.

                        (b)   Seller Information.  The Company may require each
                              ------------------
seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                        (c)   Notice to Discontinue.  Each Designated Holder
                              ---------------------
agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(v), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(v) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(v).

                        (d)   Registration Expenses.  The Company shall pay all
                              ---------------------
expenses arising from or incident to its performance of, or compliance with, this Agreement, in connection with Registration Statements filed pursuant to the terms of this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and the reasonable legal fees and expenses incurred by one outside counsel for the General Atlantic Stockholders (up to $20,000) in connection with a Demand Registration or an S-3 Registration, and (v) any liability insurance or other premiums for insurance obtained by the Company in connection with any Demand Registration, or Incidental Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 7(d) are referred to herein as "Registration Expenses." The Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter s discount or commission relating to registration and sale of such Designated Holders' Registrable Securities and, subject to clause
(iv) above, shall bear the fees and expenses of their own counsel.

                  8.    Indemnification; Contribution.
                        -----------------------------

                        (a)   Indemnification by the Company. The Company agrees
                              ------------------------------
to indemnify and hold harmless each Designated Holder, its partners, directors, officers, affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability" and collectively, "Liabilities"), arising
                         ---------                     -----------
out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 8(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

                        (b)   Indemnification by Designated Holders. In
                              -------------------------------------
connection with any Registration Statement in which a Designated Holder is participating pursuant to Section 3, Section 4 or Section 5 hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading. Each Designated Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use in such Registration Statement or prospectus, including, without limitation, the information furnished to the Company pursuant to this Section 8(b); provided, however, that
                                                        --------  -------
the total amount to be indemnified by such Designated Holder pursuant to this
Section 8(b) shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

                        (c)   Conduct of Indemnification Proceedings. Any Person
                              --------------------------------------
entitled to indemnification hereunder (the "Indemnified Party") agrees to give
                                            -----------------
prompt written notice to the indemnifying party (the "Indemnifying Party") after
                                                      ------------------
the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so
                                         --------  -------
to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled
                            --------
to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

                        (d)   Contribution.  If the indemnification provided for
                              ------------
in this Section 8 from the Indemnifying Party is due but unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount
--------
to be contributed by such Designated Holder shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Designated Holder in the offering.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  9.    Rule 144. The Company covenants that it shall (a) file
                        --------
any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities
Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or Regulation S under the Securities Act or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

                  10.   Miscellaneous.
                        -------------

                        (a)   Recapitalizations, Exchanges, etc. The Company
                              ---------------------------------
shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

                        (b)   No Inconsistent Agreements. The Company represents
                              --------------------------
and warrants that it has not granted to any Person the right to now or in the future request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement, except that the Company may grant the registration rights held by the General Atlantic Stockholders to any Subsequent General Atlantic Purchaser.

                        (c)   Remedies. The Designated Holders, in addition to
                              --------
being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                        (d)   Amendments and Waivers. Except as otherwise
                              ----------------------
provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and
(ii) the General Atlantic Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the General Atlantic Stockholders. Any such written consent shall be binding upon the Company and all of the Designated Holders. Notwithstanding the first sentence of this Section 10(d), the Company, without the consent of any other party, may amend this Agreement to add any Subsequent General Atlantic Purchaser as a party to this Agreement as a General Atlantic Stockholder.

                        (e)   Notices. All notices, demands and other
                              -------
communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                              (i)    if to the Company:

                              SRA International, Inc.
                              4300 Fair Lakes Court
                              Fairfax, VA 22033
                              Telecopy: (703) 227-7050
                              Attention:  Ernst Volgenau
                                          Chief Executive Officer
                                          Stephen C. Hughes
                                          Chief Financial Officer

                              with a copy to:

                              Hale and Dorr LLP
                              11951 Freedom Drive
                              Reston, VA 20190
                              Telecopy:   (703) 654-7100
                              Attention:  Brent Siler, Esq.

                              (ii)   if to GAP LP, GapStar or GAP Coinvestment:

                              c/o General Atlantic Service Corporation
                              3 Pickwick Plaza
                              Greenwich, CT  06830
                              Telecopy:  (203) 622-8818
                              Attention:  Steven A. Denning
                                          Matthew Nimetz
                              with a copy to:

                              Paul, Weiss, Rifkind, Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Telecopy:  (212) 757-3990
                              Attention: Douglas A. Cifu, Esq.

                              (iii)    if to GAPCO KG:

                              c/o General Atlantic Partners GmbH
                              Koenigsalle 88
                              40212 Duesseldorf
                              Germany
                              Telecopy:  011-49-211-602-888-89
                              Attention:  Steven A. Denning
                                          Matthew Nimetz

                              with a copy to:

                              General Atlantic Service Corporation
                              3 Pickwick Plaza
                              Greenwich, CT  06830
                              Telecopy:  (203) 622-8818
                              Attention:  Steven A. Denning
                                          Matthew Nimetz

                              and

                              Paul, Weiss, Rifkind, Wharton & Garrison
                              1285 Avenue of the Americas
                              New York, NY 10019-6064
                              Telecopy:  (212) 757-3990
                              Attention: Douglas A. Cifu, Esq.

                              (iv) if to any other Designated Holder, at its address as it appears on the record books of the Company.

                  All such notices, demands and other communications shall be deemed to have been duly given (i) when delivered by hand, if personally delivered; (ii) one Business Day after being sent, if sent via a reputable nationwide overnight courier service guaranteeing next business day delivery;
(iii) five (5) Business Days after being sent, if sent by registered or certified mail, return receipt requested, postage prepaid; and (iv) when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10(e) designate another address or Person for receipt of notices hereunder. Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party to whom it is given.

                        (f)   Successors and Assigns; Third Party Beneficiaries.
                              --------------------------------------------------
This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The Demand Registration rights, the S-3 registration rights, the incidental or "piggy-back" registration rights, and the related rights of the General Atlantic Stockholders contained in Section 3, Section 4 and Section 5 hereof, shall be (i) with respect to any Registrable Security that is transferred to an Affiliate of a General Atlantic Stockholders, automatically transferred to such Affiliate and
(ii) with respect to any Registrable Security that is transferred in all cases to a non-Affiliate, transferred only with the prior written consent of the Company which consent shall not be unreasonably withheld; provided that the
                                                          --------
transfer of rights pursuant to clause (i) or clause (ii) shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Section 8, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                        (g)   Counterparts. This Agreement may be executed in
                              ------------
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                        (h)   Headings.  The headings in this Agreement are for
                              --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                        (i)   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
                              -------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                        (j)   Severability. If any one or more of the provisions
                              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                        (k)   Rules of Construction.  Unless the context
                              ---------------------
otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

                        (l)   Entire Agreement.  This Agreement is intended by
                              ----------------
the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                        (m)   Further Assurances.  Each of the parties shall
                              ------------------
execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                        (n)   Other Agreements. Nothing contained in this
                              ----------------
Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Stock Purchase Agreement.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

                              SRA INTERNATIONAL, INC.

                              By:     /s/ Ernst Volgenau
                                      ------------------------------------------
                                      Name:  Ernst Volgenau
                                      Title: President and Chief Executive
                                             Officer

                              GENERAL ATLANTIC PARTNERS 75, L.P.

                                      By:   GENERAL ATLANTIC PARTNERS, LLC,
                                            its General Partner

                                      By: /s/ Matthew Nimetz
                                         ---------------------------------------
                                            Name:  Matthew Nimetz
                                            Title:  A Managing Member

                              GAP COINVESTMENT PARTNERS II, L.P.

                              By:     /s/ Matthew Nimetz
                                      ------------------------------------------
                                      Name:  Matthew Nimetz
                                      Title:  A General Partner

                              GAPSTAR, LLC

                                      By:   GENERAL ATLANTIC PARTNERS, LLC,
                                            its Managing Member

                                      By:   /s/ Matthew Nimetz
                                            ------------------------------------
                                            Name:  Matthew Nimetz
                                            Title:  A Managing Member

                              GAPCO GMBH & CO. KG

                                      By:  GAPCO MANAGEMENT GMBH,
                                            its General Partner

                                      By:   /s/ Matthew Nimetz
                                            ------------------------------------
                                            Name:  Matthew Nimetz
                                            Title: Managing Director




                Signature Page to Registration Rights Agreement